                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2002

                           SABINE RIVER HOLDING CORP.
            (Exact name of registrant as specified in its charter)


            Delaware                                 43-1857408
  (State or other jurisdiction                    (I.R.S. Employer
of incorporation or organization)                Identification No.)

      1801 S. Gulfway Drive                             77640
         Office No. 36                                (Zip Code)
       Port Arthur, Texas
(Address of principal executive offices)


      Registrant's telephone number, including area code (409)982-7491



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                         Exhibit Index begins on page 4

Item 5.  Other Events.

        On February 5, 2002, Premcor Inc. ("Premcor"), which owns 90% of the outstanding common stock of Sabine River Holding Corp., announced that Thomas D. O'Malley has been appointed Chairman, Chief Executive Officer and President of Premcor. A copy of Premcor's press release making such announcement is attached hereto and incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following Exhibit is filed with this Current Report on Form 8-K:

         Exhibit No.          Description

         99                   Press Release dated as of February 5, 2002


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                         Exhibit Index begins on page 4.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   SABINE RIVER HOLDING CORP.
                                                       (Registrant)




                                            /s/  Dennis R. Eichholz
                                         ---------------------------------------
                                          Dennis R. Eichholz
                                          Senior Vice President, Finance and
                                             Controller (Principal Accounting
                                                Officer)



February 6, 2002

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                         Exhibit Index begins on page 4.

                                  EXHIBIT INDEX

Exhibit No.             Description

99                      Press Release dated as of February 5, 2002


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